Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 005
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
    The trust established under the Plan to hold the Plan’s assets is qualified pursuant to the appropriate section of the IRC, and, accordingly, the trust’s net investment income is exempt from income taxes. The Plan has obtained a favorable tax determination letter, dated August 2, 2017, from the Internal Revenue Service (“IRS”). The Plan Administrator and the Plan’s tax counsel believe that the Plan, as amended, is designed, and is currently being operated, in compliance with the applicable requirements of the IRC.

    Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain positions taken, or expected to be taken, that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.